SECTION 906 - CERTIFICATION.

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Mid Penn Bancorp (the "Company for the period ended September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Alan W. Dakey, Pres. and CEO, of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date:  November 5, 2004                     By: /s/Alan W. Dakey
                                               ------------------
                                                  Alan W. Dakey
                                                  Pres. And CEO